Exhibit 99.1

Pixelworks Announces Preliminary Fourth Quarter Financial Results

Expects to Report GAAP Profitability

SAN JOSE, Calif., January 10, 2017 - Pixelworks, Inc. (NASDAQ: PXLW), an innovative provider of video display processing technology, today announced preliminary financial results for the fourth quarter of 2016.

For the quarter ended December 31, 2016, revenue is expected to be approximately $16 million, at the high end of the Company’s previous revenue guidance of $15 million to $16 million. The Company also expects to report a profit for the fourth quarter on a fully diluted GAAP basis, compared to previous guidance of a loss of $0.06 per share to breakeven. Additionally, the Company generated cash from operations in the fourth quarter and anticipates a quarter-end cash balance of approximately $19.6 million, net of any borrowing, which is approximately $3 million greater than at the end of the third quarter.

Pixelworks will be presenting at Needham & Company's Growth Conference on Wednesday, January 11, 2017 at 4:10pm EST.

About Pixelworks, Inc.
Pixelworks creates, develops and markets video display processing technology for digital video applications that demand the very highest quality images. At design centers around the world, Pixelworks engineers constantly push video performance to keep manufacturers of consumer electronics and professional displays worldwide on the leading edge. The company is headquartered in San Jose, CA.

For more information, please visit the Company's Web site at www.pixelworks.com.

Note: Pixelworks and the Pixelworks logo are registered trademarks of Pixelworks, Inc.

Safe Harbor Statement

This release contains forward-looking statements, including, without limitation, statements with respect to the Company’s expected revenue, profit on a fully diluted GAAP basis and anticipated cash balance net of any borrowing, each for or as of the end of the fourth quarter of 2016, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be identified by use of terms such as “begin,” “continue,” “will,” “believe,” “expect” and similar terms or the negative of such terms. All statements other than statements of historical fact are forward-looking statements for purposes of this release, including all projections of revenue and other financial items. Such statements are based on management's current expectations, estimates and projections about the Company's business. These statements are not guarantees of future performance and involve numerous risks, uncertainties and assumptions that are difficult to predict. Actual results could vary materially from those contained in forward looking statements due to many factors, including, without limitation, risk that, upon completion of further quarterly financial review procedures, the financial results for the fourth quarter of 2016 are different than those set forth in this release, as well as risks affecting our business which in turn could affect the Company's financial results and could cause actual results to differ materially, which are included from time to time in the Company's Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the year ended December 31, 2015 as well as subsequent SEC filings.

The financial estimates presented in this release are preliminary, speak only as of the date of this release and may change. This preliminary financial information includes calculations or figures that have been prepared internally by management and have not been reviewed or audited by our independent registered public accounting firm. Additional items that may require material adjustments to the preliminary financial information may be identified prior to the finalization of the Company’s fourth quarter 2016 earnings results. There can be no assurance that the Company’s actual results for the fourth quarter of 2016 will not differ from the preliminary financial data presented herein and such changes could be material. This preliminary financial data should not be viewed as a substitute for full financial statements prepared in accordance with GAAP and is not necessarily indicative of the results to be achieved for any future periods. Estimates of results are inherently uncertain and subject to change, and we do not undertake any obligation to update any such statements, whether as a result of new information, future events or otherwise.

Investor Contact:
Shelton Group
Brett L Perry
P: 214-272-0070
E: bperry@sheltongroup.com

Company Contact:
Pixelworks, Inc.
Steven Moore
P: +1-408-200-9221
E: smoore@pixelworks.com